UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	February 22, 2008

Duckwall-ALCO Stores, Inc.
(Exact name of registrant as specified in charter)

Kansas	0-20269	48-0201080
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Cottage, Abilene, KS	67410-2832
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(785) 263-3350

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)            On February 22, 2008, Duckwall-ALCO Stores, Inc. (the "Company") issued a press release, incorporated into this Item 5.02 by reference, relating to the resignation of Bruce Dale, the Company's President and Chief Executive Officer. On February 22, 2008 the Company also entered into a Separation and Release Agreement related to Mr. Dale's resignation. The Separation and Release Agreement is incorporated into this Item 5.02 by reference also.

The Company has appointed a search committee to conduct a national search for a new Chief Executive Officer. In the interim, Senior Vice President and Chief Financial Officer, Donny Johnson has been appointed by the Company's Board of Directors to assume the role of interim President and Chief Executive Officer. As part of Mr. Johnson taking on these interim roles his annual salary has been increased from $200,000 to $275,000, otherwise Mr. Johnson will be operating under the same terms and conditions of the Employment Agreement he had earlier executed with the Company. Jon Ramsey has taken on the role of interim Chief Financial Officer while Mr. Johnson completes his new interim position.

Other than arrangements or understandings with directors and officers of the Company acting solely in their capacity as such of as set forth herein, there are no arrangements or understandings between Mr. Johnson and any other persons naming Mr. Johnson an officer. There are no familial relationships between Mr. Johnson and any other officer or director of the Company. Other than his Employment Agreement, since January 28, 2007, neither Mr. Johnson nor any immediate family member of Mr. Johnson has been a party to any transaction or currently proposed transaction in which the Company was or is a participant and the amount exceeds $120,000, and in which Mr. Johnson or any immediate family member had or will have a direct or indirect material interest.

Item 7.01	Regulation FD Disclosure.

Attached as Exhibit 99.1, and incorporated into this Item 7.01 by reference, is a press release issued on February 22, 2008, by the Company. Attached as Exhibit 99.2 , and incorporated into this Item 7.01 by reference, is a copy of the Separation and Release Agreement executed on February 22, 2008 by the Company and Mr. Dale.

Item 9.01.	Exhibits.

(d) Exhibits

99.1          Press Release dated February 22, 2008, furnished solely for the purpose of incorporation by reference into Items 5.02, 7.01, and 9.01.

99.2	Separation and Release Agreement dated February 22, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUCKWALL-ALCO STORES, INC.

Date: February 28, 2008	By:	/s/Donny R. Johnson
Donny R. Johnson
Interim President and Chief Executive Officer